UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Business Park Drive

Branford, CT 06405

(Address of principal executive offices)(Zip Code)

(203) 646-6446

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock: Par value $0.0001	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 5, 2023, Azitra, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Travis Whitfill, the Company’s Chief Operating Officer. Mr. Whitfill is a co-founder of the Company and has served as a member of the Board of Directors since inception. Mr. Whitfill has also served in various roles at the Company, including chief scientific officer from January 2014 to September 2019 and director of advanced technology since September 2019.

Pursuant to the Employment Agreement, Mr. Whitfill will continue serve as the Chief Operating Officer of the Company and will devote all of his business time to the affairs of the Company. Pursuant to the Employment Agreement, the Company has agreed to pay Mr. Whitfill a base salary of $350,000, subject to an annual review by the Board. Mr. Whitfill will also be eligible for an annual bonus of 30% of his base salary for meeting key performance requirements, quotas, and assigned objectives determined annually by the Board.

Pursuant to the Employment Agreement, Mr. Whitfill is eligible to participate in all benefits, plans, and programs, which are now, or may hereafter be, available to other senior executive employees of the Company. In the event Mr. Whitfill’s employment with the Company is terminated by the Company without cause following the six-month anniversary of the Employment Agreement, the Company shall pay Mr. Whitfill, in addition to all other amounts then due and payable, six (6) additional monthly installments of his base salary, less statutory deductions and withholdings. Mr. Whitfill has also entered into the Company’s standard Non-Competition, Non-Solicitation, Non-Disclosure and Inventions Assignment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZITRA, INC.

Dated: July 11, 2023	/s/ Francisco D. Salva
Francisco D. Salva
Chief Executive Officer